Business combinations and acquisition of non-controlling interests - Summary of Fair Values of Identifiable Assets and Liabilities at Level99 Ltd (Detail) - Level 99 Ltd [Member] € in Thousands	12 Months Ended
Dec. 31, 2019 EUR (€)
Current assets
Cash and cash equivalents	€ 2,431
Total identifiable net assets at fair value	2,431
Non-controlling interest recognized on acquisition	1,073
Total net assets at fair value deducting non controlling interest	1,358
Goodwill arising on acquisition	1,073
Purchase consideration:
Cash and cash equivalents	2,431
Purchase consideration	2,431
Analysis of cash flows on acquisition:
Cash and cash equivalents held by the acquired subsidiaries	2,431
Assets other than cash or cash equivalents in subsidiary or businesses acquired or disposed	€ (2,431)